Exhibit 10.1
SECOND AMENDMENT
          SECOND AMENDMENT (this “Agreement”), dated as of August 18, 2010, by and between ENVIRONMENTAL TECTONICS CORPORATION, a Pennsylvania corporation (“Borrower”) and PNC BANK, NATIONAL ASSOCIATION (“Bank”).
W I T N E S S E T H:
          WHEREAS, Borrower and Bank are parties to a certain letter agreement dated July 2, 2009 (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”);
          WHEREAS, Borrower desires to make certain amendments to the Loan Agreement;
          WHEREAS, at the request of Borrower and based on information provided to it by Borrower, Bank has agreed to amend the Loan Agreement, all on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
          1. Defined Terms. Unless otherwise defined herein (including in the foregoing recitals), terms defined in the Loan Agreement are used herein as therein defined.
          2. Amendments. The Loan Documents are hereby amended as follows:
               (a) Section 1 of the Loan Agreement is amended by deleting the date “June 30, 2011” and substituting the date “June 30, 2013” in lieu thereof.
               (b) Section 1 of the Note is amended by deleting the date “June 30, 2011” and substituting the date “June 30, 2013” in lieu thereof.
          3. Representations and Warranties. Borrower hereby represents and warrants to Bank that:
               (a) There exists no Event of Default or event which with the passage of time, provision of notice or both would constitute an Event of Default under the Loan Agreement as amended hereby;
               (b) The representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof;
               (c) The execution and delivery of this Agreement by Borrower have been duly authorized by all requisite action on behalf of Borrower, and this Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
               (d) The execution, delivery and performance of this Agreement will not violate any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority or conflict with or constitute a breach of or a default under any instrument to which Borrower is a party or by which Borrower or any of its properties is bound;
               (e) No approval, consent or authorization of, or registration, declaration or filing with, any governmental or public body or authority, or any trustee or holder of any indebtedness, is required in connection with the valid execution, delivery and performance by Borrower of this Agreement, except such as have been obtained; and
               (f) There have been no changes to Borrower’s Articles of Incorporation, by-laws or other organizational documents since the most recent date true and correct copies thereof were delivered to Bank
          4. Bank’s Acknowledgment. Bank hereby acknowledges that it has indicated to Borrower that, upon Bank’s receipt of Borrower’s audited Financial Statements for Borrower’s fiscal year ending February 25, 2011, it will consider in good faith limiting or releasing the Guarantor’s obligations under the Guaranty, provided that the decision to agree to any such limitation or release is within Bank’s sole discretion.
          5. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of Bank and its counsel, of the following conditions precedent:
               (a) Borrower shall have delivered to Bank the following, all of which shall be in form and substance satisfactory to Bank and shall be duly completed and executed by all parties:
     (i) this Agreement, including the Consent of Guarantor; and
     (ii) such additional documents, certificates and information as the Bank may require pursuant to the terms hereof or otherwise reasonably request.
               (b) The representations and warranties set forth in the Loan Agreement shall be true and correct in all material respects on and as of the date hereof.
               (c) No Event of Default or event which with the passage of time, the provision of notice or both would constitute an Event of Default shall have occurred and be continuing under the Loan Agreement as amended hereby.

          6. Ratification; References; No Waiver. Except as expressly amended by this Agreement, the Loan Agreement and the Note shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms. All references in the Loan Agreement or the Note to “this Agreement,“this Note,“hereof,“hereto” and “hereunder,” as applicable, shall be deemed to be references to the Loan Agreement and the Note as amended hereby, and all references in any of the Loan Documents to the Loan Agreement or the Note shall be deemed to be to Loan Agreement or the Note as amended hereby. This Agreement does not and shall not be deemed to constitute a waiver by Bank of any breach, event which with the passage of time, provision of notice or both would constitute an Event of Default, Event of Default or of any of Bank’s other rights or remedies.
          7. Release. In consideration of the execution of this Agreement by Bank, Borrower hereby releases Bank and its officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that Borrower ever had, now has, or may have against Bank arising out of or relating to the Loan Agreement or Bank’s acts or omissions with respect thereto occurring prior to the date hereof. Borrower further states that it has carefully read the foregoing release, knows the contents thereof and grants the same as its own free act and deed.
          8. Miscellaneous.
               (a) Expenses. Borrower agrees to pay all of Bank’s reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, the reasonable fees and expenses of Ballard Spahr LLP.
               (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
               (c) Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and assigns.
               (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.
               (e) Headings. The headings of any paragraph of this Agreement are for convenience only and shall not be used to interpret any provision hereof.
               (f) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ENVIRONMENTAL TECTONICS CORPORATION
By:	/s/ Duane D. Deaner
	Name:	DUANE D. DEANER
	Title:	C.F.O.

PNC BANK, NATIONAL ASSOCIATION,
By:	/s/ Aurora Dizel
	Name:	Aurora Dizel
	Title:	Credit officer

CONSENT OF GUARANTOR
     The undersigned guarantor (the “Guarantor”) consents to the provisions of the foregoing Second Amendment (the “Amendment”) and confirms and agrees that: (a) Guarantor’s obligations under his Amended and Restated Guaranty dated as of July 2, 2009 (as heretofore amended, the “Guaranty”), relating to the Obligations (as defined in the Guaranty) shall be unimpaired by the Amendment; (b) Guarantor has no defenses, setoffs, counterclaims, discounts or charges of any kind against Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Line of Credit Obligations, as modified by the Amendment. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct in all material respects as of the date of the Amendment.
     WITNESS the due execution of this Consent as of the date of the Amendment, intending to be legally bound hereby.

/s/ H.F. Lenfest
H.F. Lenfest

5